UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12

OSI Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

Astellas Pharma Inc., Astellas US Holding, Inc., Ruby Acquisition, Inc.

(Names of Persons Filing Proxy Statement, if other than the Registrant)

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SCHEDULE I

INFORMATION REGARDING

DIRECTORS AND OFFICERS OF ASTELLAS ENTITIES

Astellas Pharma, Inc. (“Astellas”) currently beneficially owns 1,000 shares of the common stock of OSI Pharmaceuticals, Inc., which were acquired by purchases in the public markets on February 18, 2010. Such shares are held beneficially by Astellas US Holding, Inc., a wholly-owned subsidiary of Astellas. None of Ruby Acquisition, Inc. (“Purchaser”) or the persons listed hereto own any shares of the common stock of OSI Pharmaceuticals, Inc.

None of Purchaser, Astellas US Holding, Inc., Astellas, or any of the persons listed on this Schedule I hereto, has, during the past five years, (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to any judicial or administrative proceeding (excluding matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws, or a finding of any violation of U.S. federal or state securities laws.

DIRECTORS AND EXECUTIVE OFFICERS OF ASTELLAS

The name, current principal occupation or employment and material occupations, positions, offices or employment for the past five years of each director and executive officer of Astellas are set forth below. Unless otherwise indicated, the business address of each director and officer is care of Astellas Pharma Inc., 3-11, Nihonbashi-Honcho, 2-chome, Chuo-ku, Tokyo 103-8411, Japan. Unless otherwise indicated, each occupation set forth under an individual’s name refers to employment with Astellas. All directors and officers listed below are citizens of Japan.

Yasuo Ishii

Representative Director, Executive Vice President and Chief Sales & Marketing Officer

Mr. Ishii has served as a Representative Director and Executive Vice President since June 2008 and as Chief Sales & Marketing Officer since April 2008. From April 2005 through March 2008, Mr. Ishii served as Chairman and Chief Executive Officer of Astellas Pharma Europe Ltd., a wholly-owned subsidiary of Astellas (“APEL”). From June 2004 through March 2005, Mr. Ishii was Corporate Senior Vice President of Yamanouchi Pharmaceutical Co., Ltd. (“Yamanouchi”), one of the two companies that consolidated to form Astellas in April 2005.

Masafumi Nogimori

Representative Director, President and Chief Executive Officer

Mr. Nogimori has served as a Representative Director since April 2005. In addition, he has served as President and Chief Executive Officer since June 2006. From April 2005 to June 2006, Mr. Nogimori served as Executive Vice President. From June 2004 through March 2005, Mr. Nogimori served as Corporate Executive, Vice President, Global Strategy of Fujisawa Pharmaceutical Co., Ltd. (“Fujisawa”), one of the two companies that consolidated to form Astellas in April 2005. Mr. Nogimori served on the board of directors of Fujisawa from June 2003 until March 2005.

Toichi Takenaka, Ph.D.

Representative Director, Chairman of the Board

Dr. Takenaka has served as Chairman of the Board since June 2008 and has been a Representative Director since April 2005. Prior to his current term, Dr. Takenaka served as Co-Chairman of the Board from June 2006 to June 2008. From April 2005 to June 2006, Dr. Takenaka served as President and Chief Executive Officer. From April 2000 through March 2005, Dr. Takenaka served as President and Chief Executive Officer and a Representative Director of Yamanouchi. Dr. Takenaka also currently serves on the board of directors of Rational Drug Design Laboratories.

Takako Ebata

Outside Director

Ms. Ebata has served as an Outside Director since June 2006. Ms. Ebata is the chair of the Tokyo No. 10, Metropolitan Headquarters Chief Branch of The Democratic Party of Japan and has been the member of the Japanese House of Representatives since September 2009. Ms. Ebata has held this position since January 2008. From April 2007 through November 2007, she served as Project Associate Professor in the Public Relations Department of The University of Tokyo, located at Koyo Building, 301, 2-18-2 Ikebukuro, Toshima-ku, Tokyo 171-0014, Japan. From June 2005 through March 2007, she held the same title in the Academic Planning and Coordination Department at The University of Tokyo.

Takao Saruta, M.D. Ph.D.

Outside Director

Dr. Saruta has served as an Outside Director since June 2007. Since April 2005, Dr. Saruta has been Professor Emeritus of Medicine at Keio University, located at 35 Shinanomachi, Shinjuku-ku, Tokyo 160-8582, Japan. From July 2001 through March 2005, Dr. Saruta was a Vice President at Keio University. Since April 2008, Dr. Saruta has served as Special Advisor to Saiseikai Yokohama Tobu-Hospital, located at 3-6-1, Shimosueyoshi, Tsurumi-ku, Yokohama-City, Kanagawa 230-0012 Japan. From April 2006 until March 2009, Dr. Saruta was Special Advisor to Tokyo Saiseikai Central Hospital, located at 1-4-17, Mita, Minato-ku, Tokyo 108-0073, Japan.

Yasuyuki Takai

Outside Director

Mr. Takai has served as an Outside Director since June 2009. Mr. Takai has been a Partner with Tokyo-Seiwa-Sogo since establishing the law firm in April 2006. Tokyo-Seiwa-Sogo is located at 7-10-6, Ginza, Chuo-ku, Tokyo 104-0061, Japan. In addition, Mr. Takai is a Specially Appointed Professor of Aoyama Gakuin University Law School, located at 4-4-25, Shibuya, Shibuya-ku, Tokyo 150-8366, Japan and has held this position since April 2004.

Shiro Yasutake

Outside Director

Mr. Yasutake has served as an Outside Director since June 2009. In March, 2003, Mr. Yasutake retired. Prior to retirement, Mr. Yasutake worked 37 years with Nissho Iwai Corp. (“Nissho”) and served as Nissho’s Chairman of the Board from 2002 through 2003 and President and CEO of Nissho from 1999 through 2002. Mr. Yasutake is also a former Vice Chairman of the Japan Foreign Trade Council, Inc.

Yoshihiko Hatanaka

Senior Corporate Executive, Chief Financial Officer and Chief Strategy Officer

Mr. Hatanaka has served as Senior Corporate Executive, Chief Financial Officer and Chief Strategy Officer since April 2009. From April 2006 until March 2009, Mr. Hatanaka served as a Director, Chairman, President and Chief Executive Officer of Astellas US Holding, Inc. (“AUSH”), Astellas US LLC (“AUS”) and Astellas Pharma US, Inc. (“APUS”), each of which is a wholly-owned subsidiary of Astellas. From April 2005 through March 2006, Mr. Hatanaka served as Vice President, Corporate Planning of Astellas. From April 2003 through March 2005, Mr. Hatanaka served as Senior Director, Corporate Planning of Fujisawa.

Iwaki Miyazaki

Senior Corporate Executive, Senior Vice President, Development

Mr. Miyazaki was named Senior Corporate Executive, Senior Vice President, Development in June 2008. Prior to this time Mr. Miyazaki had served as Corporate Executive, Vice President, Development since April 2008. Mr. Miyazaki served as Corporate Executive, Vice President, Quality Assurance, Regulatory Affairs and Pharmacovigilance of Astellas from April 2005 until March 2008 and held the same position with Yamanouchi from June 2004 until its consolidation into Astellas.

Yoshiro Miyokawa

Senior Corporate Executive, Chief Administrative Officer

Mr. Miyokawa was named Senior Corporate Executive, Chief Administrative Officer in June 2008. From April 2008 until June 2008, he served as Corporate Executive, Chief Administrative Officer. Prior to that, he worked in the Human Resources and Career Development groups where he served as Corporate Executive, Vice President, Human Resources from April 2007 through March 2008, and Corporate Executive, Vice President, Human Resources and Career Development from April 2006 until March 2007. From September 2005 until March 2006, he held the position of Corporate Executive, Vice President, Business Innovation. He served as Vice President of the Integration Promotion Department from April 2005 until August 2005 and was named Corporate Executive of the department in June 2005. At Yamanouchi, he served as Vice President, Merger Preparation Committee General Secretariat, Group Strategy Planning from September 2004 until March 2005 and as Vice President, Business Innovation from January 2003 until August 2004. Mr. Miyokawa also currently serves on the boards of directors of Shinwa Building Co., Ltd. (“Shinwa Building Co”) and Lotus Estate Co., Ltd., a subsidiary of Astellas (“Lotus Estate Co”).

Hitoshi Ohta

Senior Corporate Executive, Senior Vice President, Corporate Technology

Mr. Ohta has served as Senior Corporate Executive, Senior Vice President, Corporate Technology since April 2005. From April 2001 through March 2005, Mr. Ohta served as Corporate Officer, Executive Director, Manufacturing of Fujisawa. Mr. Ohta also currently serves on the board of directors of Agensys, Inc. (“Agensys”), a subsidiary of Astellas.

Shinichi Tsukamoto, Ph.D.

Senior Corporate Executive, Senior Vice President Drug Discovery Research

Dr. Tsukamoto has worked in the Drug Discovery Research department of Astellas since April 2007. Throughout his tenure in the group, Dr. Tsukamoto has held several positions including: Senior Corporate Executive, Senior Vice President since June 2009; Corporate Executive, Senior Vice President from April 2008 through June 2009; Corporate Executive, Vice President from June 2007 through March 2008; and Vice President from April 2007 through June 2007. Prior to joining the Drug Discovery Research group, Dr. Tsukamoto served as Senior Director, Corporate Planning from January 2006 through March 2007 and as Vice President, Chemistry Research Laboratories from April 2005 through December 2005. From April 2004 through March 2005, Dr. Tsukamoto served as Associate Senior Vice President, Institute for Drug Discovery Research of Yamanouchi. Dr. Tsukamoto also currently serves on the board of directors of Agensys.

Katsuro Yamada

Senior Corporate Executive, Senior Vice President, Sales & Marketing

Mr. Yamada has served as Senior Corporate Executive, Senior Vice President, Sales & Marketing since April 2008. From April 2006 through March 2008, Mr. Yamada served as Corporate Executive, Vice President, Sales Operation, Sales & Marketing. From April 2005 through March 2006, Mr. Yamada served as Corporate Executive, Vice President, Northern Osaka Branch, Sales & Marketing. From June 2004 through March 2005, Mr. Yamada served as Corporate Executive, Vice President, Osaka Branch, Sales & Marketing of Yamanouchi, and from October 2003 through March 2005, Mr. Yamada served as Vice President, Osaka Branch, Sales & Marketing of Yamanouchi. Mr. Yamada also currently serves on the board of directors of sanofi-aventis Yamanouchi Pharmaceutical Inc. (“Yamanouchi Pharmaceutical Inc.”)

Masao Yoshida

Senior Corporate Executive, President and Chief Executive Officer, APEL

Mr. Yoshida is a Senior Corporate Executive with Astellas and has served as President and Chief Executive Officer of APEL since April 2008. Mr. Yoshida also currently serves as a Director of the following subsidiaries of Astellas: Astellas B.V., Astellas Pharma Europe Ltd. and Astellas Pharma Europe B.V. From April 2006 to March 2008, Mr. Yoshida served as Vice President, Corporate Planning and in June 2006 was named Corporate Executive. From April 2005 through March 2006, Mr. Yoshida served as President and Chief Operating Officer of APEL. Prior to this time, Mr. Yoshida served as President and Chief Executive Officer of Fujisawa GmbH (“Fujisawa GmbH”).

Masaharu Asano, Ph.D.

Corporate Executive, Senior Vice President, Quality Assurance, Regulatory Affairs and Pharmacovigilance

Dr. Asano has served as Corporate Executive, Senior Vice President, Quality Assurance, Regulatory Affairs and Pharmacovigilance since April 2008. Prior to this time, Dr. Asano served as Vice President, Project Management Development Division from April 2006 through March 2008, and was named Corporate Executive of the division in June 2006. From April 2005 through March 2006, Dr. Asano served as Vice President, Project Management, Multiple Therapeutic Areas Development, Development Division. From October 2002 through March 2005, Dr. Asano served as Director, Project Coordination Department of Yamanouchi.

Masaki Doi, Ph.D.

Corporate Executive, Business Intelligence

Dr. Doi has served as Corporate Executive, Business Intelligence since October 2009. Prior to this time, Dr. Doi served as Corporate Executive, Vice President, Business Development since June 2007. From April 2005 to June 2007, Dr. Doi served as Vice President, Business Development. From April 2003 through March 2005, Dr. Doi served as Vice President, Business Development of Yamanouchi.

Rinta Ibuki, Ph.D.

Corporate Executive, Vice President, Pharmaceutical Research & Technology Labs

Dr. Ibuki was named Corporate Executive, Vice President, Pharmaceutical Research and Technology Labs in June 2006. Prior to that time, Dr. Ibuki served as Vice President, Pharmaceutical Research and Technology Labs since April 2006. From April 2005 through March 2006, Dr. Ibuki served as Vice President, Pharmaceutical Research and Technology. From April 2001 through March 2005, Dr. Ibuki served as Associate Executive Director, Drug Discovery Research of Fujisawa. Dr. Ibuki also currently serves on the boards of directors of Astellas Tokai Co., Ltd. and Astellas Analytical Science Laboratories, Inc., each of which is a subsidiary of Astellas.

Michirou Ikeda

Corporate Executive, Vice President, External Relations

Mr. Ikeda has served as Corporate Executive, Vice President, External Relations since April 2008. Mr. Ikeda served as Corporate Officer, Vice President, General Affairs & Corporate Social Responsibility from April 2007 through March 2008; and from April 2006 though March 2007, he served as Corporate Officer, Vice President, Product Marketing Sales & Marketing. From April 2005 through March 2006, Mr. Ikeda served as Vice President, Product Marketing, Sales & Marketing. From June 2004 through March 2005, Mr. Ikeda served as Sales and Marketing Division, Director of Ethical Products Marketing Department of Yamanouchi.

Masaru Imahori

Corporate Executive, Associate Senior Vice President, Sales & Marketing

Mr. Imahori has served as Corporate Executive, Associate Senior Vice President, Sales & Marketing since April 2008. Mr. Imahori has held several positions in the Sales & Marketing Department, including Corporate Executive, Vice President, Strategic Business Management from April 2006 until March 2008 and Associate Senior Vice President from April 2005 until March 2006. Prior to the consolidation into Astellas, Mr. Imahori served as Corporate Executive, Senior Vice President, Sales & Marketing, at Fujisawa. Mr. Imahori also currently serves on the board of directors of Yamanouchi Pharmaceutical Inc.

Toshihiko Iwata

Corporate Executive, General Manager, North-Osaka Branch

Mr. Iwata has served in Astellas’ branch offices since March 2005. Since October 2009, he has served as the Corporate Executive, General Manager, North-Osaka Branch, Sales & Marketing. From October 2007 through September 2009, Mr. Iwata served in the Chugoku Branch as the Corporate Executive, General Manager from June 2009 through September 2009 and as General Manager from October 2007 through June 2009. Prior to then, Mr. Iwata was the General Manager of the Hiroshima Branch from October 2006 through September 2007. From April 2005 through September 2006, Mr. Iwata served as Senior Director, Sales Operation, North-Osaka Branch. From October 2004 until March 2005, Mr. Iwata served as the Associate General Manager, Osaka Branch of Fujisawa.

Seigo Kashii

Corporate Executive, Director, President and Chief Executive Officer of Astellas US Holding, Inc., Astellas US LLC, Astellas Pharma US, Inc. and Purchaser

Mr. Kashii has served as a Director, Chairman, President and Chief Executive Officer of AUSH, AUS and APUS, a wholly-owned subsidiary of Astellas since April 2009. Mr. Kashii has served as Director, President and Chief Executive Officer of Purchaser since February 2010. He also serves on the boards of directors of the following subsidiaries of Astellas: APUS, Astellas Pharma Global Development, Inc. (“APGD”), Urogenix, Inc. (“Urogenix”), Agensys, Astellas Research Institute of America LLC (“Astellas Research Institute of America”) and Astellas

Pharma Canada, Inc. (“Astellas Pharma Canada”). From June 2007 until March 2009, Mr. Kashii served as Corporate Executive, Vice President, Legal. Prior to that, he was Vice President, Legal from April 2006 until June 2007. From April 2005 until March 2006, he held the title of Associate Vice President, Business Development. At Fujisawa, Mr. Kashii served as Project Director from April 2004 until March 2005. Since April 2009, Mr. Kashii has served on the board of directors of PhRMA and is Vice President of New York PhRMA.

Shinichiro Katayanagi

Corporate Executive, Senior Vice President, Asia International

Mr. Katayanagi has served as Corporate Executive, Senior Vice President, Asia International since April 2009. From April 2008 until March 2009, Mr. Katayanagi served as Corporate Executive, Vice President, Corporate Planning. From April 2006 through March 2008, Mr. Katayanagi served as Executive Vice President and Chief Financial Officer of AUS. From April 2005 through March 2006, Mr. Katayanagi served as Associate Vice President, Corporate Planning. From April 2004 through March 2005, Mr. Katayanagi served as Director, Corporate Planning, Post Merger Integration Committee General Secretariat of Yamanouchi.

Fujio Kitamura

Corporate Executive, Vice President, General Affairs & Corporate Social Responsibility

Since April 2008, Mr. Kitamura has served as Corporate Executive, Vice President, General Affairs & Corporate Social Responsibility. Prior to that time, Mr. Kitamura served as Vice President, Eastern Tokyo Branch from April 2005 and was named Corporate Executive of the group in June 2006. At Yamanouchi, Mr. Kitamura held the position of Vice President, Eastern Tokyo Branch April 2003 until March 2005. Mr. Kitamura also currently serves on the boards of directors of Shinwa Building Co., Lotus Estate Co. and Astellas Business Service Co. Ltd., a subsidiary of Astellas.

Yasumasa Masuda

Corporate Executive, Vice President, Corporate Finance & Control

Mr. Masuda was named Corporate Executive, Vice President, Corporate Finance & Control in June 2008. Prior to that time, Mr. Masuda served as Vice President, Corporate Finance and Control from April 2007 and as Vice President, Finance from April 2005. From April 2003 through March 2005, Mr. Masuda served as Director, Finance of Fujisawa. Mr. Masuda is also a Director of AUSH, APUS, AUS, APGD, and Astellas Pharma China, Inc., a subsidiary of Astellas.

Mitsunori Matsuda

Corporate Executive, Vice President, Strategy & Administration, Corporate Technology

Mr. Matsuda was named Corporate Executive, Vice President, Strategy & Administration, Corporate Technology in June 2009. From April 2008 through June 2009, he had served as Vice President, Strategy & Administration, Corporate Technology. Prior to that, he served as Senior

Vice President, Astellas Ireland Co., Ltd., a subsidiary of Astellas (“AICL”) from April 2006 until March 2008. From April 2005 until March 2006, Mr. Matsuda served as a Senior Director, Supply Chain Management, Corporate Technology. At Fujisawa, he served as Global Products Manager, Administration & Product Management of Manufacturing and Associate Manager, CMC Research Planning of Manufacturing from October 2004 through March 2005.

Yoshihiro Minami

Corporate Executive, Vice President, Regulatory Affairs of QA, RA and Pharmacovigilance

In June 2009, Mr. Minami was named a Corporate Executive after serving as the Vice President, Regulatory Affairs of QA, RA and Pharamacovigilance from April 2005 through June 2009. Prior to the consolidation into Astellas, Mr. Minami had held the same position with Yamanouchi since January 2004.

Seitaro Mutoh, Ph.D.

Corporate Executive, Vice President, Pharmacology Research Labs

Dr. Mutoh has served as Corporate Executive, Vice President, Pharmacology Research Labs since June 2007. From April 2005 until June 2007, he served as Vice President, Pharmacology Research Labs. He held the position of Director, Medicinal Biology Research Labolatories in Fujisawa from June 2001 until March 2005 at Fujisawa. Dr. Mutoh currently serves on the boards of directors of Urogenix and Astellas Research Technologies Co., Ltd., each of which is a subsidiary of Astellas.

Yoshiaki Nakashima

Corporate Executive, Vice President, Human Resources

Mr. Nakashima has served as Vice President, Human Resources since April 2008. In June 2008, Mr. Nakashima was named Corporate Executive. Prior to that time, he had served as Senior Director, Secretariat of General Affairs. From April 2005 to March 2007, he served as Senior Director, Human Resources of Corporate Administration. From April 2003 to March 2005, he served as Vice President of Human Resources and Career Development in Fujisawa.

Kohei Nomoto

Corporate Executive, Vice President, Eastern Tokyo Branch

Mr. Nomoto has served as Corporate Executive, Vice President, Eastern Tokyo Branch since October 2009. From April 2008 until June 2008, Mr. Nomoto served as Corporate Executive, Vice President, Sales Operation. From April 2008 until June 2008, he held the title of Vice President, Sales Operation, Sales & Marketing, and from April 2007 until March 2008, he served as Vice President, Sales & Marketing. Prior to that, he served as Vice President, Yokohama Branch, Sales & Marketing from April 2005 through March 2007. He held the same position at Yamanouchi from April 2002 until March 2005.

Hirofumi Seki

Corporate Executive, Vice President — Project & Quality Management

Mr. Seki has served as Corporate Executive, Vice President, Project & Quality Management, Technology since April 2008. Prior to that time, he was Vice President, Technology Supply Chain and Manufacturing at APEL from January 2005 until March 2008.

Hidetoshi Shuto

Corporate Executive, Vice President, Clinical Development Administration

Since January 2009, Mr. Shuto has served as Corporate Executive, Vice President, Clinical Development Administration. Prior to that, he served as Vice President, Clinical Development I from April 2006 through December 2008 and was named Corporate Executive of the group in June 2007. At APUS, Mr. Shuto served as Senior Director, Drug Development Project Management from April 2005 through March 2006. He held the same position from April 2003 until March 2005 at Fujisawa Healthcare, Inc., a former subsidiary of Fujisawa (“Fujisawa Healthcare”). Mr. Shuto also currently serves on the boards of directors of Yamanouchi Pharmaceutical Inc., APUS and AUS.

Yutaka Unno

Corporate Executive, Vice President, Corporate Planning

Mr. Unno has served as Vice President, Corporate Planning since April 2009 and was named Corporate Executive in June 2009. From April 2007 until March 2009, he served as Vice President, Procurement. From April 2006 through March 2007, Mr. Unno served as Senior Director, Procurement. From September 2005 until March 2006, he worked in the Business Innovation group. From April 2005 until August 2005, Mr. Unno was in Integration Promotion Department. At Yamanouchi, he was a member of Merger Preparation Committee General Secretariat, Group Strategy Planning from April 2004 until March 2005. Mr. Unno currently serves on the boards of directors of AUSH, APUS, AUS and APGD.

DIRECTORS AND EXECUTIVE OFFICERS OF ASTELLAS US HOLDING, INC.

The name, current principal occupation or employment and material occupations, positions, offices or employment for the past five years of each director and executive officer of Astellas US Holding, Inc. are set forth below. The business address of each director and officer is care of Astellas US Holding, Inc., 3 Parkway North, Parkway North, Deerfield, Illinois 60015-2557. All directors and officers of AUSH listed below are citizens of Japan, except for Linda Friedman and Stephen Knowles, who are citizens of the United States of America.

Seigo Kashii

Director, Chairman, President and Chief Executive Officer of Astellas US Holding, Inc.

Mr. Kashii has served as a Director, Chairman, President and Chief Executive Officer of AUSH, AUS and APUS, a wholly-owned subsidiary of Astellas since April 2009. Mr. Kashii has served as Director, President and Chief Executive Officer of Purchaser since February 2010. He also serves on the boards of directors of the following subsidiaries of Astellas: APUS, APGD, Urogenix, Agensys, Astellas Research Institute of America and Astellas Pharma Canada. From June 2007 until March 2009, Mr. Kashii served as Corporate Executive, Vice President, Legal of Astellas. Prior to that, he was Vice President, Legal of Astellas from April 2006 until June 2007. From April 2005 until March 2006, he held the title of Associate Vice President, Business Development at Astellas. At Fujisawa, Mr. Kashii served as Project Director from April 2004 until March 2005. Since April 2009, Mr. Kashii has served on the board of directors of PhRMA and is Vice President of New York PhRMA.

Yasumasa Masuda

Director

Mr. Masuda has served as Director since April 2005. In addition to his work with AUSH, Mr. Masuda was named Corporate Executive, Vice President, Corporate Finance and Control of Astellas in June 2008. Mr. Masuda served as Vice President, Corporate Finance and Control of Astellas from April 2007 and as Vice President, Finance from April 2005 through March 2007. From April 2003 through March 2005, Mr. Masuda served as Director, Finance of Fujisawa. Mr. Masuda is also a Director of APUS, AUS, APGD, and Astellas Pharma China, Inc., a subsidiary of Astellas.

Yutaka Unno

Director

Mr. Unno has served as Director of AUSH since April 2009. Mr. Unno also serves as Corporate Executive, Vice President, Corporate Planning of Astellas since June 2009. In addition to his work with AUSH, Mr. Unno has served as Vice President, Corporate Planning of Astellas since April 2009 and was named Corporate Executive in June 2009. From April 2007 until March 2009, he served as Vice President, Procurement of Astellas. From April 2006 through March 2007, Mr. Unno served as Senior Director, Procurement of Astellas. From September 2005 until March 2006, he worked in Astellas’ Business Innovation group. From April 2005 until August 2005, Mr. Unno was in Astellas’ Integration Promotion Department. At Yamanouchi, he was a member of Merger Preparation Committee General Secretariat, Group Strategy Planning from April 2004 until March 2005. Mr. Unno currently serves on the boards of directors of AUSH, APUS, AUS and APGD.

Linda Friedman

Secretary

Since April 2005, Ms. Friedman has served as Secretary for AUSH. Also since April 2005, she has served as Senior Vice President, Secretary and General Counsel for AUS. She currently serves as Secretary of Purchaser, APUS, APGD, Agensys, Astellas US Technologies, Inc. and APGD and as Assistant Secretary of Urogenix, Astellas Pharma Technologies, Inc. and Astellas Pharma Canada. From 1997 until 2005, she served as General Counsel and Secretary of Fujisawa USA, Inc., a former subsidiary of Fujisawa (“Fujisawa USA”). From 1998 until 2005, Ms. Friedman also served as Vice President, General Counsel and Secretary of Fujisawa Healthcare. From 2006 until 2007, Ms. Friedman served as Chair of PhRMA Law Section. Ms. Friedman currently serves on the board of directors of Purchaser.

Stephen Knowles

Treasurer

Mr. Knowles has served as Treasurer of AUSH since October 2009. Mr. Knowles also serves as Vice President, Finance & Procurement of AUS. Prior to this time, Mr. Knowles worked in the Finance and Accounting departments of AUS as Vice President from October 2007 through September 2009 and as Senior Director from April 2005 through September 2007, respectively. Prior to that, from April 2002 through March 2005, Mr. Knowles served as Senior Director, Accounting of Fujisawa Healthcare. Mr. Knowles also currently serves as Treasurer of Purchaser, AUS, APUS, APGD, Agensys, Astellas Research Institute of America, Astellas US Technologies, Inc., Astellas Pharma Technologies, Inc., Astellas Venture Management LLC and Astellas Venture Capital LLC and as Assistant Treasurer of Urogenix and Astellas Pharma Canada. Mr. Knowles currently serves on the board of directors of Purchaser.

DIRECTORS AND EXECUTIVE OFFICERS OF PURCHASER

The name, current principal occupation or employment and material occupations, positions, offices or employment for the past five years of each director and executive officer of Purchaser are set forth below. The business address of each director and officer is care of Ruby Acquisition, Inc., 3 Parkway North, Parkway North, Deerfield, Illinois 60015-2557. Unless otherwise indicated, each occupation set forth under an individual’s name refers to employment with Purchaser. All directors and officers of Purchaser listed below are citizens of Japan, except for Linda Friedman and Stephen Knowles, who are citizens of the United States of America.

Directors and Executive Officers of Purchaser

Linda Friedman

Director and Secretary

Ms. Friedman has served as Director and Secretary of Purchaser since its formation in February 2010. In addition, since April 2005, Ms. Friedman served as Secretary and General Counsel to AUSH and AUS. She also serves as Secretary of APUS, APGD, Agensys, Astellas US Technologies, Inc. and APGD and as Assistant Secretary of Urogenix, Astellas Pharma Technologies, Inc. and Astellas Pharma Canada. From 1997 until 2005, she served as General Counsel and Secretary of Fujisawa USA. From 1998 until 2005, Ms. Friedman served as Vice President, General Counsel and Secretary of Fujisawa Healthcare. From 2006 until 2007, Ms. Friedman served as Chair of PhRMA Law Section.

Seigo Kashii

Director, President and Chief Executive Officer

Mr. Kashii has served as Director, President and Chief Executive Officer of Purchaser since its formation in February 2010. In addition, Mr. Kashii has served as a Director, Chairman, President and Chief Executive Officer of AUSH, AUS and APUS, a wholly-owned subsidiary of Astellas since April 2009. He also serves on the boards of directors of the following subsidiaries of Astellas: APUS, APGD, Urogenix, Agensys, Astellas Research Institute of America and Astellas Pharma Canada. From June 2007 until March 2009, Mr. Kashii served as Corporate Executive, Vice President, Legal of Astellas. Prior to that, he was Vice President, Legal of Astellas from April 2006 until June 2007. From April 2005 until March 2006, he held the title of Associate Vice President, Business Development at Astellas. At Fujisawa, Mr. Kashii served as Project Director from April 2004 until March 2005. Since April 2009, Mr. Kashii has served on the board of directors of PhRMA and is Vice President of New York PhRMA.

Stephen Knowles

Director and Treasurer

Mr. Knowles has served as Director and Treasurer of Purchaser since its formation in February 2010. In addition, Mr. Knowles has served as Treasurer of AUSH since October 2009. Mr. Knowles also serves as Vice President, Finance & Procurement of AUS. Prior to this time, Mr. Knowles worked in the Finance and Accounting departments of AUS as Vice President from

October 2007 through September 2009 and as Senior Director from April 2005 through September 2007, respectively. Prior to that, from April 2002 through March 2005, Mr. Knowles served as Senior Director, Accounting of Fujisawa Healthcare. Mr. Knowles also currently serves as Treasurer of AUS, APUS, APGD, Agensys, Astellas Research Institute of America, Astellas US Technologies, Inc., Astellas Pharma Technologies, Inc., Astellas Venture Management LLC and Astellas Venture Capital LLC and as Assistant Treasurer of Urogenix and Astellas Pharma Canada.